UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Laureate Education, Inc.
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Investor Presentation March 2007

This presentation includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements may involve risk and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those described in the forward-looking statements. The following factors might cause such a difference: - The Company’s operations can be materially affected by competition in its target markets and by overall market conditions, among other factors. - The Company’s foreign operations, in particular, are subject to political, economic, legal, regulatory and currency-related risks. Certain additional factors could affect the outcome of the matters described in this press release. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the pending merger agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the merger, including the receipt of stockholder approval; (4) the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the merger; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (6) the ability to recognize the benefits of the merger; (7) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (8) the impact of the substantial indebtedness incurred to finance the consummation of the merger. Many of the factors that will determine the outcome of the subject matter of this press release are beyond the Company’s ability to control or predict. Laureate undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding these risk factors and uncertainties is detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including but not limited to our most recent Form 10-K, available for viewing on our website. (To access this information on our website, www.laureate-inc.com, please click on “Investor Relations”, “SEC Filings”). Cautionary Note Regarding Forward-Looking Statements:

In connection with the proposed merger agreement, Laureate has filed a preliminary proxy statement with the Securities and Exchange Commission. Investors and security holders are advised to read the definitive proxy statement when it becomes available, because it will contain important information about the merger and the parties thereto. Investors and security holders may obtain free copies of the preliminary proxy statement and of the definitive proxy statement (when available) and other documents filed by Laureate at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Laureate by directing such request to Laureate’s proxy solicitor, MacKenzie Partners, Inc. at 105 Madison Avenue, New York, New York 10016, telephone (800) 322-2885. Laureate and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of Laureate’s participants in the solicitation, which may be different than those of Laureate stockholders generally, is set forth in Laureate’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger. Important Information has been Filed with the SEC:

Introduction Valuation Business Risks Process Summary Agenda

Transaction Overview AV/EBITDA = 18.7x P/E = 30.1x LTM Transaction Multiples(3): CEO Douglas L. Becker and a KKR-led consortium of equity investors including Citigroup Private Equity, S.A.C Capital Management, SPG Partners, Bregal Investments, Caisse de dépôt et placement du Québec, Sterling Capital, Makena Capital, Torreal S.A. and Southern Cross Capital Buyer Group: $3,675 million Aggregate Value(2): $3,337 million Equity Value(1): All cash price of $60.50 per share for outstanding common stock of Laureate Education, Inc. Merger Price: Notes: (1) Based on 51.882MM shares outstanding, 0.166MM RSUs and 5.201MM options with a weighted average exercise price of $24.374 per share (2) Based on $131MM cash and marketable securities and $458MM debt; excludes $45MM minority interest (3) Based on $196.6MM 2006 pro rata EBITDA (refers to Laureate’s proportional share of EBITDA based on its projected percentage ownership relative to minority owners of certain university operations) and $110.8MM income from continuing operations, both post-FAS 123

The Board of Directors Believes that the Merger is in Stockholders’ Best Interests An all-cash transaction at $60.50 gives certainty of value at a high multiple of 18.7x EBITDA A premium of over 20% to unaffected market price Takes advantage of favorable financing markets and availability of private equity capital Leverage of 8.8x EBITDA(1) Equity of $2.3 billion (56% of deal) Growing risks to public market valuation Increased risk-taking to achieve projected growth rates may result in near-term earnings misses Slowing growth as key countries mature Increased volatility as company expands in higher-risk countries Reduced visibility due to student mix shift towards shorter programs Increased exposure to emerging markets, especially Latin America Future tax rate may increase Capital intensity of business Increasing competition for students and acquisitions Notes: (1) Based on $1,730MM projected pro forma total debt (excluding minority interest) and 2006 pro rata EBITDA of $196.6MM, post-FAS 123

The Board of Directors Believes that the Merger is in Stockholders’ Best Interests Rigorous and structured sale process Board authorized Mr. Becker to investigate what would be involved in a transaction between the Company and private equity investors Mr. Becker took over four months to raise required equity, contacting 42 potential investors Special Committee vetted and approved parties before they were approached to ensure enough capable parties remained to be approached during any potential “go shop” Management was not permitted to go exclusive with any party and Special Committee controlled which equity and debt sources could be contacted Active “go shop” process 67 strategic and private equity investors contacted during “go shop” period The “go shop” confirmed no strategic bidders and verified the difficulty in raising equity at high purchase price No “match right” and low breakup fee during “go shop” period

Introduction Valuation Business Risks Process Summary Agenda

$60.50/share Offers Stockholders Certainty of Value at an Attractive Multiple and Premium High multiple relative to EDMC Most comparable transaction EDMC viewed as lower risk and easier to finance given U.S. operations EDMC business model is less capital intensive High multiple relative to other leveraged buyout transactions Unprecedented equity contribution level in an LBO supported Special Committee’s belief that already attractive $60.50 offer was indeed the “best and final” offer Favorable premium to unaffected stock price Exceeds analyst price targets Proposed transaction offers investors certainty of value

Transaction Multiples(1) EDMC Laureate x Despite Similar Long-Term Growth Prospects, Laureate Achieved Higher Transaction Multiples Relative to EDMC 61% 53% Notes: (1) Laureate multiples based on 2006 Pro Rata EBITDA of $196.6MM and 2007 management base case Pro Rata EBITDA of $247.9MM Long-term EPS growth rates at announcement: EDMC = 20% Laureate = 23% 11.6 9.7 18.7 14.8 0.0 5.0 10.0 15.0 20.0 25.0 LTM EBITDA FWD EBITDA

Laureate’s EBITDA Multiple Exceeds Recent LBO Transactions(1) LTM EBITDA Multiple x Notes: (1) U.S. LBO transactions between $2Bn – $9Bn, January 1, 2003 – March 15, 2007, excluding REITS Median 10.6x Laureate LBO 18.7x Source: Capital IQ and Thomson Company MGM Extended Stay America Insight Comm. Wyndham Int’l EDMC Kerzner Int’l West Corp. Aleris Int’l OSI Restaurant Partners PanAmSat Corp. Station Casinos Loews Cineplex Readers Digest Select Medical La Quinta Sabre Holdings Michaels Stores Texas Genco Holdings Warner Music Group ADESA Triad Hospitals ARAMARK Corp Toys “R” Us Inc Realogy Corp Neiman Marcus Group N/M 8.8 9.0 9.4 12.3 11.6 17.5 8.9 10.2 12.0 8.2 10.5 14.4 12.1 11.6 9.8 9.3 12.3 10.6 9.2 7.5 14.1 14.6 18.1 9.8 0 2 4 6 8 10 12 14 16 18 20 11/24/03 3/5/04 4/20/04 6/21/04 7/21/04 9/23/04 10/18/04 7/29/05 3/17/05 5/2/05 6/14/05 11/9/05 3/6/06 3/20/06 5/1/06 5/31/06 6/30/06 8/8/06 11/5/06 11/16/06 12/4/06 12/12/06 12/15/06 12/22/06 2/5/07

Unprecedented Equity Contribution Level in an LBO Transaction Equity Contribution (1) % Source: Proxy statements Notes: (1) U.S. LBO transactions between $2Bn – $9Bn, January 1, 2003 – March 15, 2007, excluding REITS (2) Equity contribution calculated as a percentage of total aggregate value Median 26.8% Laureate LBO 56.0% ($2,281MM) Equity Contribution ($MM): 1,050 447 680 898 1,600 762 1,300 1,445 550 500 710 1,300 1,780 783 Company 1,441 2,095 1,012 2,184 1,990 MGM Extended Stay America Insight Comm. Wyndham Int’l (2) EDMC Kerzner Int’l West Corp. Aleris Int’l OSI Restaurant Partners PanAmSat Corp. Station Casinos Loews Cineplex Readers Digest Select Medical La Quinta Sabre Holdings Michaels Stores Texas Genco Holdings Warner Music Group ADESA Triad Hospitals ARAMARK Corp Toys “R” Us Inc Realogy Corp Neiman Marcus Group 1,000 1,003 815 N/A 1,386 830 N/A 33 31 17 30 17 15 40 35 24 24 31 26 28 30 31 24 22 27 36 24 28 17 20 20 0 10 20 30 40 50 60 11/24/03 3/5/04 4/20/04 6/21/04 7/21/04 9/23/04 10/18/04 3/17/05 5/2/05 6/14/05 7/29/05 11/9/05 3/6/06 3/20/06 5/1/06 5/31/06 6/30/06 8/8/06 11/5/06 11/16/06 12/4/06 12/12/06 12/15/06 12/22/06 2/5/07

Laureate’s Above Average Premium Compares Favorably to Recent LBO Transactions Premium, 4-weeks Prior to Announcement(1) % Source: Thomson Financial Notes: (1) U.S. LBO transactions between $2Bn – $9Bn, January 1, 2003 – March 15, 2007, excluding REITS (2) MGM’s premium was -26% Median 21% Laureate LBO 24% Company MGM Extended Stay America Insight Comm. Wyndham Int’l (2) EDMC Kerzner Int’l West Corp. Aleris Int’l OSI Restaurant Partners N/A(2) PanAmSat Corp. Station Casinos Loews Cineplex Readers Digest Select Medical La Quinta Sabre Holdings Michaels Stores Texas Genco Holdings Warner Music Group ADESA Triad Hospitals ARAMARK Corp Toys “R” Us Inc Realogy Corp Neiman Marcus Group N/A N/A 39 23 38 20 41 34 20 15 6 38 15 20 22 51 25 11 4 25 13 27 15 39 0 10 20 30 40 50 11/24/03 3/5/04 4/20/04 6/21/04 7/21/04 9/23/04 10/18/04 3/17/05 5/2/05 6/14/05 7/29/05 11/9/05 3/6/06 3/20/06 5/1/06 5/31/06 6/30/06 8/8/06 11/5/06 11/16/06 12/4/06 12/12/06 12/15/06 12/22/06 2/5/07

Merger Price: $60.50 $60.50 Merger Price Represents a Premium of More than 20% Over Various Time Periods Leading up to the Announcement Implied Offer Premiums Stock Price A 12 Month Avg.(1) 26% B 6 Month Avg.(1) 25% C 3 Month Avg.(1) 19% D 1 Month Avg.(1) 21% E Sep. 8, 2006 29% F 30 Days Prior 24% G Jan. 4, 2007 23% H Jan. 25, 2007 12% Source: FactSet Notes: (1) Period ending on January 4, 2007, the last trading day before the special committee authorized negotiations on the basis of the $60.50 cash offer submitted by Mr. Becker A B C H G F D $/Share ($) E 25 35 45 55 65 75 3-Jan-06 3-Mar-06 3-May-06 3-Jul-06 3-Sep-06 3-Nov-06 3-Jan-07

Stock Traded Up in Advance of Announcement 35,368 12/27/06 – 1/25/07 1,149 9/11/06 – 12/27/06 8,330 6-Month Average Option Trading Volume Call Option Trading Volume (000’s) Laureate: $53.92 (+10.5%) January 5, 2007: Board authorized negotiation of definitive agreement at $60.50/share Education Services (1): (+3.3%) January 19, 2007: Morgan Stanley equity research considers LBO at $60/share “economically feasible” Source: FactSet Notes: (1) Education Services Index includes: Apollo, Career Education, Corinthian Colleges, DeVry, ITT, Lincoln, Strayer and UTI $/Share Stock Price ($) ($) 45 50 55 1/3/07 1/4/07 1/5/07 1/8/07 1/9/07 1/10/07 1/11/07 1/12/07 1/16/07 1/17/07 1/18/07 1/19/07 1/22/07 1/23/07 1/24/07 1/25/07 45 46 47 48 49 50 51 52 53 54 55 9/8/2006 10/1/2006 10/24/2006 11/16/2006 12/9/2006 1/1/2007 1/24/2007 0 50 100 150 200 250

Offer Captures Upside of Analysts’ Future Stock Price Targets and Eliminates Downside Risks Laureate Analyst Price Targets(1) Laureate Analyst Quotes Valuation Looks Reasonable. The deal values LAUR shares at 17.8x our estimated TTM EV/EBITDA and 33.6x TTM EPS (ending September 2006). The Laureate takeout represents a premium to the Education Management takeout announced early March 2006, which valued EDMC shares at 12.0x our estimated TTM EV/EBITDA and an estimated TTM P/E of 30.5x (ending December 2005). On a forward basis, the deal values LAUR shares at 24.3x GAAP CY07E EPS, generally in line with our 25% long-term earnings growth rate Piper Jaffray (2/2/07) The deal will eliminate concern about short-term stock performance as Laureate expands into markets such as ChinaWe believe a going-private transaction could avoid short-term hiccups in the stock BMO Capital (1/29/07) We believe management viewed the deal as an opportunity to more quickly put capital to work to seize growth opportunities in the emerging education markets in Latin America, India and China. We think LAUR has a notable head start over competitors in these markets and can now make potentially EPS dilutive investments for long-term growth without the scrutiny of the public markets Credit Suisse (1/29/07) ($) $60.50 Offer Notes: (1) Price targets reflect 12-month price targets, with the exception of Morgan Stanley (12-18 month price target) and Piper Jaffray, BMO Capital Markets and Lehman Brothers (no timeframe specified for price target); all price targets as of 1/25/07 (2) Based on 12-month price target and 14% cost of equity; N/A indicates that broker does not indicate timeframe for price target Price on Date of Report $55 $56 $53 $54 N/A $53 $51 PV of Price Target as of 1/25/07(2) $48 N/A N/A 62 60 60 60 60 58 57 55 53 55 45 50 55 60 65 Stifel Nicolaus Morgan Stanley Robert W. Baird Credit Suisse Piper Jaffray SunTrust Robinson Citigroup Bank of America BMO Capital Markets Lehman Brothers

Event Risk Can Have Dramatic Impact on Stock Price Stock Price $/Share ($) Laureate announces weak inquiries in online division 4/27/2006 Source: FactSet Stock down ~$9, or 19%, over 5-month period 40 45 50 55 60 Mar-06 Apr-06 May-06 Jun-06 Jul-06 Aug-06

$11 IPO (Split-Adjusted) ($) 6 Years to Return to 1998 Stock Price Prior Periods of Volatility and Change have Impaired Stock Performance Sale of Prometric Division 3/3/2000 Sale of K-12 Division 3/3/2003 Stock Price $/Share Source: FactSet 0 10 20 30 40 50 60 70 Dec-93 Dec-94 Dec-95 Dec-96 Dec-97 Dec-98 Dec-99 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06

Introduction Valuation Business Risks Process Summary Agenda

$60.50 “De-risks” the Business Challenges Ahead Laureate faces company-specific and broader industry challenges in meeting its growth targets Increasing volatility and greater uncertainty in business Laureate is much more capital intensive than its U.S. peers Strong likelihood that tax rate increases over time as funds generated by foreign operations are moved out of more mature countries to fund growth elsewhere or repay debt

Growth Challenges Slower enrollment growth in existing markets Increased exposure and reliance on emerging markets Potential expansion delays in new regions (e.g., China and India) Growth in the Company’s Latin America operations necessitates hiring managers who are unproven in Laureate’s business Increasing competition for acquisitions from strategic players and private equity Regional competition (New Oriental, Raffles Education Corp., Anhanguera), public institutions, family-owned institutions Higher competition and slowing growth in U.S. online market Apollo, the largest online provider of for-profit education in the U.S., announced enrollment growth of approximately 5% for 2006, compared to 28% and 20% in 2004 and 2005, respectively Competition for leads causing slower growth in online

The 2010 “Vision” Implies Accelerating EPS Growth $/Share EPS Growth Rate: 19% 21% 29% 29% I/B/E/S Estimates Source: I/B/E/S estimates as of March 26, 2007 Notes: (1) See Reg G reconciliation at the end of this presentation for 2003 – 2005 EPS figures (2) Excludes $0.13 expense from minority share purchase agreement; see Reg G reconciliation in March 1, 2007 earnings press release (3) Implied EPS to reach $5.00/share in 2010 at constant growth rate Management “Vision” for 2010 26% 32% 38% EPS(1) 3.00 3.91(2)  5.00 1.26 1.66 2.09(3) 2.48 0.91 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2003 2004 2005 2006 2007E 2008E 2009E 2010E

As Business in Existing Countries Matures, Laureate Must Enter New and More Volatile Countries Total Campus-Based Enrollment Growth Excluding Acquisitions, as Reported Source: Company filings 20% 11% 16% 20% 0% 5% 10% 15% 20% 25% 2003 2004 2005 2006

External Growth Becoming More Expensive as Competition for Education Assets Increases Source: Thomson Financial; includes all mergers announced from 1980 to 2006 in which target nation was non-USA/Canada International M&A Activity in Post-Secondary Education Space(1) Number of Transactions Per Year Note: (1) Post-secondary education space includes SIC classifications for admin of education programs, business and secretary schools, colleges and universities, data processing schools, job training, junior colleges, schools and educational services, and vocational schools 0 20 40 60 80 100 120 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

...And High Quality Acquisitions May Become Increasingly More Difficult and Expensive

2003

- Competitors were local and weak
- Few international competitors

2006 and Beyond

- Asia
  - New Oriental (~$1.5 billion USD market capitalization)
  - Raffles, Singapore (~$1.6 billion USD market capitalization)
  - Barings Private Equity potentially enters China market
- Brazil
  - Anhanguera—raised over $200 million in IPO (~$1 billion USD market capitalization)
  - Estacio de Sa—announced intentions for IPO ($400 million USD estimated annual revenues)
- Costa Rica
  - Universidad Latina acquired by UNITEC, a large private university in Mexico
- Mexico
  - Universidad Latinoamericana acquired by Carlyle Group (private equity)
  - Entity controlled by Carlos Slim acquires UNITEC real estate assets
- Puerto Rico
  - Leeds Equity Partners acquired Instituto de Banca y Comercio, the largest private Puerto Rico based post-secondary institution
- U.S. strategic players expected to be more active internationally (Apollo Group, EDMC, Career Education)

LAUREATE EDUCATION, INC.

25

Increasing Volatility and Greater Uncertainty Increasing exposure to non-investment grade countries High concentration in Latin America 68% of Laureate’s 2006 operating profit before G&A(1) Future growth dependent on Brazil and China Change in student mix Shorter programs enjoying greater rates of growth, reducing average length of stay and visibility Increased challenge in meeting quarterly projections as greater risk-taking required to reach growth targets Note: (1) Referred to as segment profit in company filings

More Revenue from Riskier Countries Percentage of Total Revenue by Country Risk Rating(1) Investment Grade Non-Investment Grade <1% 14% Source: Moody’s (2/2/2007) and S&P (1/8/2007); Non investment grade includes Brazil, Costa Rica, Ecuador, Honduras, Panama, Peru and Turkey Note: (1) Includes unidentified acquisitions; assumes 80% of acquisitions in non-investment grade countries 37% 20% 2010E Assumes No Acquisitions Assumes All Unidentified Acquisitions in Non-Investment Grade Countries 0% 20% 40% 60% 80% 100% 2003 2006

Lower Visibility as % of Four-Year Students Declines Typically, 4 Years or More in Length Typically, 2 Years in Length Percentage of Total Students (Online and Campus-Based) by Type 29% Working Adult, Graduate and Online Undergraduate 71% 39% 61% (14%) 34% 0% 20% 40% 60% 80% 100% 2003 2006

Growth Model Requires Substantial Capital Historical ROIC(1) Laureate Analyst Quotes Laureate continues to generate inferior returns on invested capital and incremental invested capital due to its high rate of investment. As of 3Q06, Laureate’s ROIC were 8.2%, versus 12.4% in 3Q05 and a peer group average of 36% (excluding outliers). ROIIC have been negative for the past four quarters Bank of America (1/22/07) The company’s business model is much more capital intensive than is the case for the U.S. for-profit comparable companies Morgan Stanley (1/19/07) We expect LAUR will be able to retain a premium [P/E] multiple to the group although we don’t expect a massive gap given the differences in capital efficiency and free cash flow between LAUR and, for example, Strayer Education or ITT Educational Services Credit Suisse (10/19/06) Notes: (1) 2005 calendar year ROIC based on Wall Street Research as of January 25, 2007 LTM Capex as % of Revenue 62% 32% 31% 21% 12% 9% 4% 0% 10% 20% 30% 40% 50% 60% 70% Apollo ITT Strayer Career Education Corinthian Colleges Laureate DeVry 15% 7% 6% 5% 5% 4% 3% 0% 3% 6% 9% 12% 15% 18% Laureate Corinthian Colleges ITT Strayer Apollo Career Education DeVry

Discounted Future Share Price(1) 2010 Potential Tax Rate (%) 2010E EPS (Post-FAS 123) ($) 10 5.08 20 4.46 30 3.85 ($) Valuation Highly Sensitive to Tax Rate As Funds Move Between Countries, Tax Rate Will Increase Notes: (1) Based on management case; 2010 EPS at 2009 Forward P/E Multiples of 17.0x-19.0x discounted at 14% (2) Source: CapitalIQ Strong likelihood that Laureate’s tax rate increases over time if funds generated by foreign operations are repatriated Only 15 of the 1,032 US public companies with a market capitalization of $2Bn+ have an effective tax rate of 17% or less 10 are oil and gas companies with significant offshore operations(2) 58 44 51 49 57 65 40 50 60 70 80

Introduction Valuation Business Risks Process Summary Agenda

David Wilson (Special Committee Chairman) President and CEO of Graduate Management Admission Council (GMAC) since 1995 Name Background Special Committee Other Independent/Disinterested Directors Excluded From All Deliberations James McGuire President of NJK Holding Corporation since 1992 R. William Pollock Chairman of Drake Holdings Limited Isabel Aguilera President of Google Spain/Portugal since January 2006; COO of NH Hoteles from 2002 to 2005; Previously, CEO / Director for Dell in Spain, Italy and Portugal since 1997 Wolf Hengst President of Worldwide Hotel Operations for Four Seasons from 1998 until retirement in December 2006 John Miller(1) President and CEO of North American Corporation of Illinois since 1987 Richard Riley Partner at law firm of Nelson Mullins Riley & Scarborough. Served as U.S. Secretary of Education from 1993 to 2001. Two-term Governor of South Carolina Douglas Becker Chairman and CEO, Laureate Education, Inc. R. Christopher Hoehn-Saric Chairman and CEO, Educate, Inc. Notes: (1) Abstained from final vote due to prior investments with Sterling Capital and is not participating in this investment (as described in preliminary merger proxy) Process Conducted by a Special Committee and Supported by Other Disinterested Directors

The Special Committee Rejected Three Offers Before Accepting $60.50 Offer Price $/Share ($) 3% 5% 2% 9/8/06 Stock Price $46.97 60.50 1.25 55.00 1.50 56.50 2.75 59.25 45.00 47.00 49.00 51.00 53.00 55.00 57.00 59.00 61.00 63.00 9/11/2006 12/6/2006 12/13/2006 12/27/2006

The Special Committee of the Board of Directors Oversaw a Rigorous and Structured Process Board authorized Mr. Becker to investigate what would be involved in a transaction between the Company and private equity investors Board formed Special Committee which retained its own advisors Mr. Becker agreed not to make any offer without the approval of the Company, not to be exclusive with any party, and signed a cooperation agreement; remainder of management team neutral Special Committee vetted and approved parties before they were approached by Mr. Becker to ensure enough capable parties remained to be approached by Special Committee during any potential “go shop” period Only Goldman Sachs and Citigroup allowed to act as exclusive debt financing sources during the process Controlled 3-step process undertaken to ensure parties only received necessary information Mr. Becker took over four months to raise the required equity, contacting 42 potential investors The purchase price was heavily negotiated and resulted in an 18.7x EBITDA multiple The “go shop” confirmed no strategic bidders and verified difficulty of raising equity at high purchase price “Go shop” process included no “match right” for buying group “Go shop” had low break-up fee of $55 million, or 1.5% of transaction value

Active “Go Shop” Process did not Result in a Superior Proposal 67 strategic and private equity investors contacted during “go shop” period 58 financial firms 9 strategic investors 57 parties received marketing materials consisting of: Terms of the proposed transaction Key investment considerations Publicly available information on the company and the industry 4 parties expressed interest in obtaining additional information and exploring a potential transaction 2 private equity firms signed non-disclosure agreements but neither submitted an indication of interest No strategic buyers chose to pursue the transaction during the "go shop" period Substantial DOE considerations Many regulatory, legal, accounting and valuation issues Reasons for unwillingness to pursue transaction included, among others: High multiple of EBITDA High share price being paid by Parent in the merger Size of the equity funding required to pay more than $60.50 per share Process considerations Potential acquirors’ own differing strategic focus

The Board of Directors Believes that the Merger is in Stockholders’ Best Interests The transaction price of $60.50 per share in cash represents an attractive and certain value for Laureate’s stockholders The proposed acquisition of Laureate by an investor group led by Doug Becker was the result of an extensive and thorough process overseen by a special committee of disinterested directors The proposed transaction by the investor group is and remains the only offer received by Laureate Laureate’s Board of Directors recommends stockholders vote FOR the proposed transaction

Q&A

Appendix

86,360 61,664 42,154 Pro forma income from continuing operations 52,028 49,016 46,229 (19,667) (15,323) (13,829) 1.66 1.26 0.91 106,027 76,987 55,983 Subtotal - (5,169) - - (6,014) - - - 4,564 - - 6,855 - - 22,158 - - 18,677 - - (3,694) 106,027 88,170 7,423 Income from continuing operations 2005 2004 2003  in thousands, except per share Source: Company information Regulation G EPS Reconciliation Income tax expense (benefit) in equity in net income (loss) of affiliate Non-strategic Ventures losses Modification of equity awards due to sale of K-12 business G&A attributable to discontinued operations Core operations – non-operating Impact from early repayment of Educate, Inc note receivable Gain on UEM Land EPS – Pro forma income from continuing operations (diluted) Pro forma tax expense Pro forma weighted average shares (diluted)